                                                                   EXHIBIT 10.29


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES AVAILABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (i) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) COPPER MOUNTAIN NETWORKS, INC. HAS BEEN FURNISHED AN OPINION OF COUNSEL ACCEPTABLE TO IT TO THE EFFECT THAT NO REGISTRATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

Date of Issuance:  January 14, 1997                          Warrant To Purchase
                                                                  147,401 Shares
                                                  of Series B Preferred Stock as
                                                                Herein Described


                        COPPER MOUNTAIN NETWORKS, INC.

                   SERIES B PREFERRED STOCK PURCHASE WARRANT

                          Void after January 14, 2001

     This is to certify that, for value received, Intel Corporation or a proper assignee (in each case, the "Holder") is entitled to purchase, subject to the provisions of this Warrant from Copper Mountain Networks, Inc., a California corporation (the "Company"), at any time during the period from the date of issuance set forth above (the "Commencement Date") to 5:00 p.m., California time, on January 14, 2001 (the "Expiration Date") at which time this Warrant shall expire and become void, 147,401 shares ("Warrant Shares") of the Company's Series B Preferred Stock (the "Series B Preferred Stock"). This Warrant shall be exercisable at $3.39 per share (the "Exercise Price"). The number of shares of Series B Preferred Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant is issued in connection with the ATM Technology Agreement (the "Technology Agreement") dated as of January 14, 1997 between the Company and Intel Corporation ("Intel"). This Warrant is subject to the following terms and conditions:

     1. Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part as to any vested portion at any time from and after the Commencement Date and before the Expiration Date. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent for its warrants ("Transfer Agent") designated by the Company, of (i) this Warrant and (ii) payment in accordance with Section 2 below of an amount equal to the

                                      1.

product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. If this Warrant is exercised in part only, the Company or Transfer Agent shall, as soon as practicable after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. Upon and as of receipt by the Company or Transfer Agent of such properly completed and duly executed purchase form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the shares of Series B Preferred Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Series B Preferred Stock shall not then actually be delivered to the Holder.

     2. Method of Payment. The Holder may elect, to the extent permitted by applicable statutes and regulations, to make payment in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise under one of the following alternatives:

               (a)  payment of such amount in cash at the time of exercise;

               (b) payment of such amount by a check or by wire transfer payable to the Company at the time of exercise;

               (c) payment of such amount at the time of exercise by delivery of already-issued shares of the Company's Series B Preferred Stock and/or Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Series B Preferred Stock and/or Common Stock shall be valued at its Fair Market Value, (as defined in Section 15) on the date of exercise; or

               (d) payment of such amount at the time of exercise by a combination of the methods of payment permitted by Sections 2(a) through 2(c) above.

     3.  Net Issue Election.  In lieu of the payment methods set forth in
Section 2, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Series B Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Series B Preferred Stock as is computed using the following formula:

                                      2.

                                 X = Y(A-B)
                                     ------
                                        A

     Where:

     X = the number of shares of Series B Preferred Stock to be issued to the Holder pursuant to this Section 3.

     Y = the number of shares of Series B Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this
Section 3.

     A = the Fair Market Value of one share of the Company's Series B Preferred Stock.

     B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3.

     4. Same Day Exercise and Sale. In lieu of exercising the Warrant as set forth in Sections 2 and 3 above, when permitted by law and applicable regulations (including Nasdaq and NASD rules and regulations promulgated by the Securities and Exchange Commission), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the shares so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to immediately forward the exercise price directly to the Company.

     5. Vesting. Notwithstanding anything to the contrary in this Warrant, this Warrant shall only be exercisable with respect to those Warrant Shares which have vested as of the date of exercise. Except as set forth in Section
16.8 of the Technology Agreement, the Warrant Shares shall become exercisable (i.e., vest) according to the following schedule: (i) one-third of the Warrant Shares shall vest upon the Company's receipt of the software, chips, cards and other Intel deliverables specified in Sections 2.1(a)(i) - (iii) and 2.1(b)(i) of the Technology Agreement; (ii) one-third of the Warrant Shares shall vest upon the date the Company begins a field trial or publicized demonstration of xDSL's capabilities which includes the Company's technology and any of the delivered Technology (as defined in the Technology Agreement); and (iii) one-third of the Warrant Shares shall vest upon the date the Company commercially releases for public or private sale one or more of its manufactured products which incorporate any of the Delivered Technology.

     6. Reservations of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this

                                      3.

Warrant the number of Warrant Shares as shall be required for issuance and delivery upon any unexercised portion of this Warrant. In addition, the Company shall reserve for issuance and delivery upon conversion of the Warrant Shares the number of shares of the Company's Common Stock as shall be required for issuance and delivery upon conversion of any unconverted portion of the Warrant Shares. All Warrant Shares and shares of Common Stock issuable upon conversion of the Warrant Shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares and Common Stock upon the exercise of this Warrant.

     7. Fractional Shares. The Company shall not issue any fractional shares nor scrip representing fractional shares upon exercise of any portion of this Warrant.

     8. No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     9.  Adjustments in Number and Exercise Prices of Warrant Shares.

          9.1 The number of shares of Series B Preferred Stock for which this Warrant may be exercised and the Exercise Prices therefor shall be subject to adjustments as follows:

               (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Series B Preferred Stock into a larger or smaller number of shares, the number of shares of Series B Preferred Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Series B Preferred Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

               (b) In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other

                                      4.

distribution, shall receive, in addition to the shares of the Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 9.

          9.2 In the event of any reorganization or reclassification of the outstanding shares of Series B Preferred Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of Series B Preferred Stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 9. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

          9.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Series B Preferred Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Series B Preferred Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by

                                      5.

this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

          9.4 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 9, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 9.

          9.5 Whenever the number of Warrant Shares or Exercise Price shall be adjusted as required by the provisions of this Section 9, the Company forthwith shall provide to the Holder and shall file in the custody of its secretary or an assistant secretary, at its principal office, an officer's certificate showing the adjusted number of Warrant Shares and Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustment. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

     10.  Investment Representations.

          10.1 The Holder represents and warrants that it is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares.

          10.2 The Holder represents and warrants that it is acquiring the Warrant, and the Warrant Shares issuable upon the exercise of the Warrant (including any of the Common Stock into which the Warrant Shares are convertible), for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Warrant or the Warrant Shares (or any of the Common Stock into which the Warrant Shares are convertible). It understands that the Warrant Shares (and the Common Stock into which the Warrant Shares are convertible) to be received by it upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                                      6.

          10.3 The Holder recognizes that the Warrant and Warrant Shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          10.4 The Holder acknowledges that, because they have not been registered under the Act, the Warrant Shares, and the Common Stock into which such Warrant Shares are convertible, must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

          10.5 The Holder understands that no public market now exists for any of the securities issued by the Company and that it is uncertain whether a public market will ever exist for the Warrant Shares or any of the Common Stock into which the Warrant Shares are convertible.

          10.6 The Holder represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the Securities and Exchange Commission pursuant to the Act, and it was not formed for the specific purpose of acquiring the Warrant Shares or the shares of Common Stock issuable upon the conversion thereof.

     11.  Transfer, Exchange, Assignment or Loss of Warrant.

          11.1 This Warrant and the Warrant Shares (including shares of the Company's Common Stock received upon conversion of the Warrant Shares) or any other securities ("Other Securities") received upon exercise of this Warrant may be transferred, in whole or in part, subject to the following restrictions.
Each Holder agrees not to make any disposition of all or any portion of the Warrant, Warrant Shares or Other Securities unless and until:

                (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                                      7.

                (b) the transferee has agreed in writing to be bound by the terms of this Warrant, such Holder shall have notified the Company of the proposed disposition and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          11.2 Notwithstanding the provisions of Sections 11.1(a) and 11.1(b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (i) a partnership to its partners or former partners in accordance with partnership interests, (ii) a corporation to its subsidiaries or to its shareholders in accordance with their interest in the corporation, (iii) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (iv) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if he were an original Holder hereunder.

          11.3 Each certificate representing Warrant Shares (including shares of the Company's Common Stock received upon conversion of the Warrant Shares) or Other Securities shall (unless otherwise permitted by the provisions of the Warrant) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Warrant):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          11.4 The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          11.5 Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be

                                      8.

removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          11.6 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be canceled.

          11.7 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

          11.8 Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or based upon the disposition by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.

          11.9 The terms and conditions of this Warrant shall be binding upon any permitted assignee and successor of the Holder. Any such successor or assignee shall be obligated to and shall immediately execute an instrument which provides that such party is bound under the terms of this Warrant. Any transfer, assignment or other disposition without such execution by the proposed transferee, assignee or successor shall be null and void.

     12. "Market Stand-Off" Agreement. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that (i) such agreement shall apply only to the Company's initial public offering and (ii) all officers and directors of the Company enter into similar agreements. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by

                                      9.

the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The obligations described in this
Section 12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180-day period.

     13. Automatic Conversion of Series B Preferred Stock. Notwithstanding anything to the contrary in this Warrant, in the event of any automatic conversion of all of the Company's outstanding Series B Preferred Stock into shares of the Company's Common Stock in accordance with the Company's Articles of Incorporation then in effect, this Warrant shall thereupon change from the right to purchase shares of Series B Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Series B Preferred Stock immediately prior to such conversion of such shares of Series B Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

     14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into and wholly to be performed within the State of California.

     15. Definition of Fair Market Value. "Fair Market Value" of a Warrant Share as of a particular date shall mean:

                (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

                (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation;

                                      10.

                (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be shared equally between the Holder and the Company.

     16. Taxes. The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of the Warrant Shares. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Warrant Shares in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

     17. Representations and Warranties. The Company hereby represents and warrants to Intel as follows:

          17.1 All corporate action on the part of the Company, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Warrant Shares issuable upon exercise of this Warrant (and the Common Stock issuable upon conversion thereof) has been taken.

          17.2 This Warrant constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

          17.3 All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby and thereby have been obtained.

          17.4 The execution, delivery and performance of and compliance with this Warrant and the consummation of the transactions contemplated hereby will not result in any violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default under the Restated Articles of Incorporation or Bylaws of the Company, or any agreement or contract of the Company,

                                      11.

or, to the best of the Company's knowledge, will not result in a violation of any statutes, laws, regulations or orders, or will not result in the creation of any lien, charge or encumbrance upon any assets of the Company.

     18. Registration Rights. All shares of Common Stock issuable upon conversion of the Warrant Shares issuable upon exercise of this Warrant shall be deemed to be "Registrable Securities" as defined in that certain Investors' Rights Agreement dated January 14, 1997 among and between the Company, Intel and holders of the Company's Series A Preferred Stock and Series B Preferred Stock (the "Investors' Rights Agreement"), and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder. The rights to cause the Company to register such shares may only be transferred by Intel to a proper assignee of Intel subject to the restrictions on assignment of registration rights set forth in
Section 2.10 of the Investors' Rights Agreement. Any such assignee shall agree to be bound by the provisions of Section 2 of the Investors' Rights Agreement. For the purposes of the Investors' Rights Agreement, the determination of "Registrable Securities then outstanding" with respect to this Warrant shall be made by calculating the Warrant Shares issuable hereunder following a net issue election pursuant to Section 3 of the Warrant assuming that the exercise is made at the Fair Market Value in effect on the date of such calculation.

     19. Notices. All notices and other communications from the Company of the Holder shall be given in accordance with the Investors' Rights Agreement.

     20. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

     21. No Impairment. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon exercise of this Warrant.

     22.  Notices of Record Date.  In case:

                                      12.

          22.1 the Company shall take a record of the holders of its Warrant Shares, Common Stock (or other stock or securities a the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

          22.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

          22.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

          22.4 of any redemption or conversion of all outstanding Common Stock or Warrant Shares;

     then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares, Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their Warrant Shares, shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least fifteen (15) days prior to the date therein specified.

     23. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     24. Counterparts. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     25. No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way

                                      13.

conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

     26. Saturdays, Sundays and Holidays. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                                      14.

     In Witness Whereof, the Company and Holder have executed this Warrant as of this 14th day of January, 1997.


Intel Corporation                                 Copper Mountain Networks, Inc.



By: /s/ Arvind Sodhani                            By: /s/ Joseph D. Markee
    _____________________________                    __________________________
                                                      Joseph D. Markee
Name: Arvind Sodhani                                  President and
     ____________________________                     Chief Financial Officer

Title: Vice President & Treasurer
      ___________________________

                              Notice of Exercise

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________ shares of Series B Preferred Stock and herewith tenders payment for such shares of Series B Preferred Stock to the order of Copper Mountain Networks, Inc. in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Series B Preferred Stock be registered in the name of _____________ whose address is _______________________. If said number of shares of Series B Preferred Stock is less than all of the shares of Series B Preferred Stock purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the shares of Series B Preferred Stock be registered in the name of and that such Warrant be delivered to _____________, whose address is _______________________.

Dated: _______________________________________

Signature: ___________________________________

Tax Identification Number:____________________

                           Net Issue Election Notice

To: ______________________________               Date:__________________________

  The undersigned hereby elects under Section 3 of this Warrant to purchase _______ shares of Series B Preferred Stock of Copper Mountain Networks, Inc. (and in lieu of payment of the exercise price therefore to surrender the right to purchase ____________ shares of Series B Preferred Stock) pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:


                                          _____________________________________
                                          Signature

                                          _____________________________________
                                          Name for Registration

                                          _____________________________________
                                          Mailing Address